
Sunrise Assisted Living
Leading a revolution in long-term care

COMPANY PRESENTATION

JUNE 14, 2001

SUNRISE ASSISTED LIVING, INC.

Estimates of future earnings are by definition, and certain other matters discussed in this presentation may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Sunrise believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be realized. Certain factors, including but not limited to regulatory requirements, business conditions, competition, interest rates, the Company's ability to operate the Karrington properties profitably, the Company's ability to execute on its sale/manage back program, market factors that could affect the value of the Company's properties, and the risks of downturns in economic conditions, generally could cause actual results to differ materially from Sunrise's expectations. These and other risks are detailed in the Company's reports filed with the Securities and exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.


"It's a tragedy that Americans institutionalize 83 year olds,
for reasons they would never institutionalize a 3 year old."
Paul Klaassen
Chairman and CEO Sunrise Assisted Living
SUNRISE

ASSISTED LIVING - A NEW LONG-TERM CARE OPTION


Few needs
Requires ADL assistance
Advanced ADL/ Alzheimer care
Subacute nursing
Assisted Living
$65 - $150 per day
Hospice
Nursing homes
$100 - $400+ per day
Home care
$60 - $400+ per day
Retirement communities
Acute-care hospitals

Source: Company information

THE SUNRISE PRINCIPLES OF SERVICE

To provide care and service in a warm residential environment that:

- Nurtures the Spirit
- Protects Privacy
- Fosters Individuality
- Personalizes Services
- Enables Freedom of Choice
- Encourages Independence
- Preserves Dignity, and
- Involves Family and Friends

SUNRISE ASSISTED LIVING

SECTOR DEMOGRAPHIC GROWTH



70%
60%
50%
40%
30%
20%
10%
0%
+85 Population
U.S. Population
34%
9%
17%
8%
32%
8%
60%
8%
2000-2010
2010-2020
2020-2030
2030-2040

Source: U.S. Census Bureau

SUNRISE ASSISTED LIVING

STRONG DEMOGRAPHIC TRENDS

Seniors' Need for Assistance Rises Dramatically with Age
(percent needing assistance with at least one daily activity)



80
70
60
50
40
30
20
10
0
70-74
75-79
80-84
85-89
90 and Over
Men
Women

Source: Joint Center for Housing Studies of Harvard University

Annual Spending 1999


Nursing Home
56%
Home Care
25%
11%
Assisted Living
8%
IL/Cong.

Source: National Investment Center for the Seniors Housing and Care Industries, National Association of Home Care, and American Senior Housing Association

MORE SENIORS ARE CHOOSING SUNRISE

Communities Operated


200
180
160
140
120
100
80
60
40
20
0
28
35
61
77
140
164
187
'95
'96
'97
'98
'99
'00
'01E

Operating Revenues (in millions)


450
400
350
300
250
200
150
100
50
0
$37
$47
$90
$171
$255
$345
$416
'95
'96
'97
'98
'99
'00
1Q01*

Resident Capacity Operated (in thousands)


16
14
12
10
8
6
4
2
0
2.3
3.1
5.3
6.6
11.0
12.9
14.8
'95
'96
'97
'98
'99
'00
'01E

Net Income (Loss) (in millions)


60
50
40
30
20
10
0
-10
-20
-$10.1
-$4.8
$4.0
$22.3
$20.2
$24.3
$50.5
'95
'96
'97
'98
'99
'00
'01E**

*** Annualized Results**

**** Mid-point of company earnings guidance given on May 9, 2001**

SUNRISE
ASSISTED LIVING

LONG-TERM SUCCESS IN ASSISTED LIVING REQUIRES...

DISCIPLINED SITE SELECTION STRATEGY → **PROVEN PRODUCT DESIGN** → **EXCELLENCE IN OPERATIONS** → **EFFICIENT & FLEXIBLE CAPITAL PLAN**








$

LONG-TERM SUCCESS REQUIRES . . .

. . . Positioning the Best Markets and the Best Sites in those Markets

- Go where most customers live
- Top 20 of 25 largest markets
- Deep customer demographics
- Builds brand awareness
- Operationally efficient
- 6 - 25 properties per cluster
- Min $20 mil of revenues per cluster

- New York
- Los Angeles
- Chicago
- Washington - Baltimore
- San Francisco Bay Area
- Philadelphia
- Boston
- Detroit
- Atlanta
- Seattle
- Cleveland
- Minneapolis - St. Paul
- San Diego
- St. Louis
- Pittsburgh
- Denver
- Sacramento
- Cincinnati
- Indianapolis
- Columbus

DISCIPLINED SITE SELECTION - "BEST ACRE IN ZIP CODE"

- Rigorous approval process
- Difficult zoning = barrier to entry
- Detailed project cost analysis
- Consistent demographic profiling
- In-fill locations
- High visibility and traffic count
- Ranked against successful existing base



5 mi
Sunrise of Glen Cove, NY
Glen Cove
Mamaroneck
Port Washington
Syosset
Jericho
11545
11050
11824
11830
11021

DEVELOPMENT ACTIVITY — INDUSTRY PIPELINE



Additional Capacity *
(in thousands)
35
30
25
20
15
10
5
0
28.1
19.1
13.0
2.8
2.5
2.2
1.7
1998
1999
2000
2001
Sunrise
Total

- Industry building slowing
- Sunrise development steady and disciplined
- Sunrise major market strategy supports continued development
- Planned openings:

	Homes	Residents
2000:	27	2,200
2001:	19	1,700
2002:	25+	2,500+

* Public companies plus leading private companies

Source: Industry Analyst

SUNRISE ASSISTED LIVING

DEVELOPMENT PIPELINE

Why continue?

… **we have the market demand**

- strong pre-open commitments and lease-up velociy
- strong sites in pipeline
- extraordinary competitive opportunity

… **we have the financial capability**

- strong existing cash position
- equity in-place
- construction financing in-place

LONG-TERM SUCCESS REQUIRES

...Flexible Proven Model

MIDDLE TO ⬇ UPPER MIDDLE INCOME



ASSISTED LIVING ⬆ HIGHER ACUITY ASSISTED LIVING ⬆ ALZHEIMER'S/ DEMENTIA CARE













MODEL ECONOMICS

- 95-100 Residents
  - 36 Alzheimer residents
- Staffing: Average 46-50 FTEs
- Average daily rate: $65-$150 per day
- Gross revenue: $3.5-$4.0MM
- Operating income: $1.5-$1.7MM
- Average capitalized cost: $11.0 MM
- Projected rates of return*:
  - **15% return on total capital**
  - **35% + return on equity**



* Based on historical results

LONG TERM SUCCESS REQUIRES...

...EXCELLENCE IN OPERATIONS



CUSTOMER PROFILE

RESIDENT

- 84 years average age
- 81% female, 19% male
- Needs help with 3 ADLs
- Cognitive impairment (50%)
- Medication assistance (80+%)
- Incontinent (50%)
- Average stay: 2.5 years

FAMILY

- Care decision-maker
- 45 - 65 year-old daughter or son
- Live nearby
- Managing parents finances
- Moderate to high income level
- May provide financial assistance
- Signs contract

TWENTY YEARS EXPERIENCE IN RESIDENT CARE



- Unique resident care programs
  - Wellness programs
  - Medication management
  - Reminiscence/Alzheimer's care
- Training programs
  - Leadership development
  - Five star program
  - Promote from within
- Continuous quality improvement
  - Focus on customer satisfaction

LONG TERM SUCCESS REQUIRES . . .

. . . EFFICIENT & FLEXIBLE CAPITAL PLAN

$

CAPITAL CYCLE



$
Develop/ Construct
Re-Fi & Own
Sell & Manage
$
$
Ancillary Business
Leverage Reduction
Repurchase Program

SALE/LONG-TERM MANAGE-BACK PROCESS

3 Step Process

1. **Build Sunrise prototype property**
   - Cost = $11 million (Equity = $2.5 million, Debt = $8.5 million)

2. **Complete sale/long-term manage-back transaction**
   - Estimated market value = $16 million upon stabilization

3. **Results**
   - Return $2.5 million of initial equity
   - Pay-off $8.5 million of debt
   - Initial equity plus net gain provide funds to build 2+ new properties
   - Keep long-term management contract

SALE / LONG-TERM MANAGE-BACK PROGRAM



Owned
Single Sunrise
Property Sale
Managed
Long Term Management Contract
Owned
New Sunrise
Owned
New Sunrise

SALE / LONG-TERM MANAGE-BACK PROGRAM

Use sale to access "hidden" equity . . .

- Generates cash equity for higher use
- Build property for $11 - $12 million ($110K-$120K per resident), book value of 22 sold was $194 million or $102K/res
- Finance 80% (debt)/20% (equity) on cost
- Season & sell $15 - $17 ($150K-$170K per resident), sale price for 22 sold was $314 million or $166K/res
- Repay original financing
- Re-cycle net proceeds
- Retain long-term management
- Anticipate 15-20 asset sales per year



$16.0
$11.0
$7.2
$2.2
$8.8
$8.8
Cost
Value
Debt
Equity

* Amounts in millions

DEVELOPMENT CYCLE - PAIN VERSUS GAIN

Pain	
Pre-development expenses:	$ (500,000)
Start-up losses:	$ (200,000)
Depreciation (3 years):	$(1,000,000)
Total:	$(1,700,000)
Gain (pre-tax)	**$5,000,000**
Net*	**$3,300,000**

*Equal to gain minus pain, excludes income from break-even to sale

SUNRISE ASSISTED LIVING

SALE/LONG-TERM MANAGE-BACK SUMMARY

	AEW I	AEW II	Aureus	Prudential	Total
Date	2Q00	3Q00	4Q00	1Q01	
Purchase Price	$44,000	$111,000	$28,100	$131,000	$314,100
Properties	3	8	2	9	22
Residents	255	684	160	798	1,897
Book Value	26,600	73,100	20,100	74,400	$194,200
Debt Reduction	23,800	75,000	16,800	85,700	$201,300
Gross Proceeds	20,200	33,196	10,800	42,550	$106,746
Sale %	75.0%	75.0%	100.0%	75.0%	
Pre-Tax Proceeds	$9,200	$24,897	$10,800	$31,913	$76,810

Average Sales Price	**$14,277**
Average Book Value	**$8,827**
Average Gain (pre-tax)	**$5,450**

In millions

SUNRISE ASSISTED LIVING

SUCCESS IN FOUR KEY AREAS PRODUCES:

1 Satisfied residents and family members

2 High quality, well located portfolio

3 Franchise value

4 Brand name recognition

5 Reputation as top quality service provider

6 Flexible balance sheet

7 Value creation through development and operations

8 Strong cash flow

9 Ability to fund future developments internally

10 Differentiation from other operators

	12/31/96	12/31/98	12/31/00
Communities Operated	35	77	164
Resident Capacity	3,112	6,627	12,883
Operating Revenue ($000)	$47,345	$170,712	$344,786
EBITDA ($000)	$5,713	$59,392	$111,268
Debt/EBITDA	21.7x	7.2x	6.1x
Stock Price	$27.88	$51.88	$25.00

SUNRISE - GROWTH DRIVERS

1. **Internal Growth**
   - Same-store and lease-up from owned and joint venture properties
   - Management fee income increases
2. **New Construction**
   - Top 20 U.S. markets
   - International - UK, Canada, evaluating other opportunities
3. **New Management Services Opportunities**
   - Build-up new third-party management
   - Potential strategic opportunities
4. **New Products and Services**
   - New initiatives by Management Services
   - Sunrise At-Home - opened January 2001 in Washington, DC market

SUNRISE VALUE COMPONENTS - COMBINED VALUE ESTIMATE

	Value
Property Value Per Share	$23.01
Management Company Value Per Share	$13.34
Pipeline Value Per Share	$5.82
Total Value Per Share	$42.17

SUNRISE VALUE COMPONENTS - PROPERTY VALUE ESTIMATE

	Value
Net Operating Income [1]	$87,434
Capitalization Rate	10.5%
Property Value	$832,708
Construction in Progress @ 120% [2]	$129,720
AEW / Prudential JVs [3]	$31,500
Notes Receivable	$92,156
Cash	$54,018
Investments	$33,175
Other Assets	$83,618
Liabilities [4]	-$759,276
Net Property Value	$497,619
Shares Outstanding	21,628
Property Value Per Share	**$23.01**

1) Estimated NOI (based on Q101 homes) for consolidated stabilized properties plus estimated NOI, upon stabilization, for lease-up properties (discounted by 10%), plus community & other fees, less management fees and corporate G&A.
2) Estimated value of properties in development (not opened as of 3/31/01).
3) Sunrise equity value. Equal to purchase price ($286 million) less debt ($160 million) multiplied by 25%
4) Debt plus other liabilities plus estimated lease value ($89.4 million)

In millions

SUNRISE ASSISTED LIVING

SUNRISE VALUE COMPONENTS - MGMT CO. VALUE ESTIMATE

2001 Estimated Management EPS	$0.77
2001 Estimated Corporate G&A	-$0.10
Net EPS	$0.67
Assumed EPS Multiple	20x
Management Company Value	**$13.34**

SUNRISE VALUE COMPONENTS - PIPELINE VALUE ESTIMATE

Assumptions:

New Properties Per Year:	25
Owned:	13
Joint Ventures:	12 (assumed 10% interest)
Value Creation Per Property:	$3,500

	2001	2002	2003	2004	2005	2006	2007
Value Creation [1,2]	$0	$0	$49,700	$49,700	$49,700	$49,700	$49,700

	Value
Discount Rate	15.0%
Net Present Value	$125,975
Shares Outstanding	21,628
Pipeline Value Per Share	**$5.82**

1) Equal to 13 owned properties multiplied by $3.5 million, plus 12 joint venture properties multiplied by $3.5 million multiplied by 10%
2) No value for 2001 and 2002 as value creation is included in construction in progress

SUNRISE ASSISTED LIVING

SUNRISE FIRST QUARTER 2001 HIGHLIGHTS

- Reported record results ($0.55 eps)
- Raised 2001 earnings guidance
- Opened 5 new communities
- Closed sale/long-term manage-back of 9 properties for $131 million, closed $314 million of sales in the last 12 months
- Significantly improved balance sheet
- Announced move to the New York Stock Exchange

FIRST QUARTER OPERATING RESULTS

- Margins on the stabilized and "same-store" portfolio declined in 1Q01
- "Same-store" performance was impacted by
  - Utility expenses
  - Repairs and maintenance - primarily seasonal expenses
  - Labor costs - wage increases in advance of resident rate increases
- We expect annual "same-store" EBITDA growth to be 4%-5%
  - Continued ability to raise rates on renewals and new leases
  - Expense controls
- Stabilized portfolio was impacted by
  - Inclusion of Karrington properties
  - Sale of mature properties and inclusion of newly opened properties

PRICING POWER

Sunrise achieves premium pricing and annual increases due to:

- Depth of Sunrise markets
- Quality of the building and the nurturing environment created
- High quality of care and services provided to the resident
  - Sunrise spends 37% more per resident then the industry average
  - Sunrise provides more services and hands-on care then its peers
- Recognition of the Sunrise brand by customers
- Sunrise is a true assisted living provider

	Avg. Revenue Increase	% of Portfolio
Resident Renewals	4.5%	60%
New Residents	6.0%	40%
Average/Total	5.1%	100%

SUNRISE ASSISTED LIVING

CONVERTIBLE NOTES - $144.5 MILLION DUE JUNE 2002

RE-PAYMENT OPTIONS

1. **Pay-down/Pay-off**
   - $54 million - cash on hand
   - $82 million - 1Q01 (annualized) after tax cash flow
   - $92 million - notes receivable
   - Proceeds from sale and/or refinancing of properties

2. **Refinance**
   - 1Q01 EBITDAR coverage of: 3.6x including revenues from sales and 2.1x excluding gains, start-up losses and development/pre-rental expenses
   - Ratios includes lease-up portfolio (19% of consolidated portfolio)

3. **Convert to common stock -** mid-teen multiple on 2002 EPS

WHY SRZ?

- **Industry leader**
  - Experienced management team
  - Most successful model and development roll-out
  - Value creation through development and operations
- **Self-funded growth**
  - $54 million of cash as of 3/31/01
  - $230 million of unused credit lines as of 3/31/01
  - $82 million of after tax cash flow generated in 1Q01 (annualized)
- **Attractive demographics**
  - Aging of the U.S. population
  - Preferred alternative for resident and family members
  - Huge market - major barriers - weakened competitors
- **Expected strong EPS growth rate**
  - Expect 2Q01 EPS of $0.51-$0.54 versus $0.22 per share in 2Q00
  - Expect 2001 EPS to increase 75%-78% over 2000 EPS
  - Expect mid-teens EPS growth rate going forward

SUNRISE
ASSISTED LIVING


SUNRISE
ASSISTED LIVING